                                                                 Exhibit 10.91
                                                                 EXECUTION COPY

             ****************************************************

                       DONALDSON, LUFKIN & JENRETTE, INC.

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


                            ------------------------

                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of May 29, 1998

                            ------------------------

                                 $2,750,000,000

                            ------------------------

                             CHASE SECURITIES INC.,
                                  as Arranger

                            THE CHASE MANHATTAN BANK
                                      and
              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION,
                             as Syndication Agents

                      THE FIRST NATIONAL BANK OF CHICAGO,
                                as Documentation
                Agent, DLJSC Collateral Agent and Payment Agent

                             THE BANK OF NEW YORK,
                   as Administrative Agent and Payment Agent

             ****************************************************

         FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 29, 1998 among: DONALDSON, LUFKIN & JENRETTE, INC., a Delaware corporation ("DLJ"); DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a Delaware corporation ("DLJSC" and, together with DLJ, the "Borrowers"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or that, pursuant to Section 11.06(b) of the Credit Agreement (as hereinafter defined), shall become a "Bank" hereunder (individually, a "Bank" and, collectively, the "Banks"); CHASE SECURITIES INC., as arranger for the Banks (in such capacity, together with its successors in such capacity, the "Arranger"); THE CHASE MANHATTAN BANK and DLJSC, as Syndication Agents for the Banks (each individually, in such capacity, together with its successors in such capacity, a "Syndication Agent" and, collectively, the "Syndication Agents"); THE BANK OF NEW YORK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent") and as Payment Agent with respect to loans made to DLJ (in such capacity, together with its successors in such capacity, a "Payment Agent"); and THE FIRST NATIONAL BANK OF CHICAGO, as documentation agent for the Banks (in such capacity, together with its successors in such capacity, the "Documentation Agent") and as collateral agent for the Banks with respect to loans to DLJSC (in such capacity, together with its successors in such capacity, the "DLJSC Collateral Agent") and as Payment Agent with respect to loans made to DLJSC (in such capacity, together with its successors in such capacity, a "Payment Agent").

                                  WITNESSETH:

         WHEREAS, the Borrowers, DLJ Mortgage Capital, Inc., a Delaware corporation ("DLJMC"), certain Banks (the "Existing Banks"), the Administrative Agent, the Arranger, the Syndication Agents, the Payment Agents, the DLJSC Collateral Agent and the Documentation Agent are party to a Credit Agreement dated as of May 30, 1997 (the "Existing Credit Agreement") pursuant to which the Existing Banks have agreed to make revolving loans to the Borrowers and DLJMC, on the conditions set forth therein, through and including the date hereof;

         WHEREAS, DLJMC desires to terminate its rights under the Existing Credit Agreement upon the effectiveness of this Agreement; and

         WHEREAS, BBL International (U.K.) Limited, Banque Nationale de Paris S.A. Dublin Branch, Barclays Bank PLC and National Australia Bank Limited A.C.N. 004044937 (the "New Banks") wish to become parties to the Credit Agreement (as defined below) as "Banks" thereunder, and the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety to provide, among other things for the extension of the Commitment

                  First Amended and Restated Credit Agreement

Termination Date (as defined in the Existing Credit Agreement). an increase of the aggregate commitments of the Banks thereunder to $2,750,000,000 and certain other changes;

         NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments set forth in
Article II below (as so amended and restated, the "Credit Agreement"):

                                   ARTICLE I

                                  Definitions

         Except as used in the definitions set forth in Article II below, references to "hereby," "herein," "hereof" and "herewith" refer to this document but not the Credit Agreement. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

                                   ARTICLE II

                                   Amendments

         Subject to Article IV hereof, the Existing Credit Agreement is hereby amended as follows:

        Paragraph 2.01. References in the Existing Credit Agreement to "this Agreement" (including indirect references) shall be deemed to be references to the Credit Agreement. The New Banks shall be deemed to be "Banks' under and for all purposes of the Credit Agreement, and each reference in the Credit Agreement to "Banks" shall be deemed to include the New Banks.

        Paragraph 2.02. Section 1.01 of the Existing Credit Agreement is amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

         "Agents" shall mean the Administrative Agent, the DLJSC Collateral Agent, the Documentation Agent and the Payment Agent.

                  First Amended and Restated Credit Agreement

                  "Agreement" shall mean, on any date from and after the Amendment Effective Date, this Credit Agreement as in effect on the Amendment Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

                  "Applicable Margin" shall mean, with respect to any Type of Committed Rate Loan made to a Borrower, the applicable margin per annum specified in the Borrower Annex applicable to such Borrower; provided that from and after the Commitment Termination Date until the payment in full of such Loan, the "Applicable Margin" with respect to such Loan shall be increased by .14%.

                  "Amendment Effective Date" means the date upon which the conditions set forth in Article IV hereof shall have been satisfied.

                  "Basic Documents" shall mean, collectively, this Agreement, the Notes (if any) and the Security Documents.

                  "Borrower" shall mean DLJ or DLJSC (as the case may be).

                  "Commitment" shall mean, as to each Bank for each Borrower, the obligation of such Bank to make Committed Rate Loans to such Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite such Bank's name on Appendix I hereto under the applicable caption for such Borrower (as the same may at any time or from time to time be reduced pursuant to Section 2.03 hereof or increased or decreased pursuant to Section
         11.06 hereof).

                  "Commitment Termination Date" shall mean May 28, 1999 (or if such day is not a Business Day, the immediately preceding Business
         Day), as the same may be extended pursuant to Section 2.10 hereof.

                  "Consolidated Tangible Net Worth" shall mean, with respect to any Person, as of any date of determination, all amounts that would, in accordance with GAAP, be included under shareholders' equity on a consolidated balance sheet of such Person as at such date, plus any preferred stock, less all assets of such Person and its Subsidiaries (determined on a consolidated basis) at such date that would be classified as intangible assets in accordance with GAAP, including, without limitation, trade or service marks, franchises, trade names and goodwill.

                  "DLJSC Tri-Party Agreement" shall mean the Tri-Party Agreement, dated as of May 30, 1997, among DLJSC, the DLJSC Collateral Agent and Chase, as custodian, as the same shall be modified and supplemented and in effect from time to time.

                  First Amended and Restated Credit Agreement

                  "Event of Default" shall mean a DLJ Event of Default or a DLJSC Event of Default (as the case may be).

                  "Maximum Aggregate Commitment" shall mean, as to each Bank, the obligation of such Bank to make Committed Rate Loans to the Borrowers in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on Appendix I hereto under the caption "Maximum Aggregate Commitment" (as the same may be reduced from time to time pursuant to Section 2.03 hereof or increased or decreased pursuant to Section
         11.06 hereof).

                  "Payment Agent" shall mean, with respect to DLJ, BNY and, with respect to DLJSC, First Chicago.

                  "Security Documents" shall mean, collectively, the DLJSC Security Agreement, the DLJSC Tri-Party Agreement, the Euroclear Agreements and all Uniform Commercial Code financing statements required by this Agreement or any such Security Document to be filed with respect to the security interests created pursuant to the DLJSC Security Agreement.

        Paragraph 2.03. Section 1.01 of the Existing Credit Agreement is further amended by deleting the following definitions from said Section 1.01:
"Bankers Trust", "BT Collateral Custodian", "BT Security Agreement", "Collateral Custodians", "DLJ Mortgage Acceptance", "DLJMC Borrowing Base", "DLJMC Collateral", "DLJMC Default", "DLJMC Event of Default", "DLJMC Secured Obligations", "DLJMC Security Agreements", "LaSalle", "LaSalle Collateral Custodian", "LaSalle Security Agreement", "Parent Guarantee", "Qualified Originator", "Qualified Servicer", "Securitization Take-Out Commitment", "Take-Out Commitments", "Third-Party Custodian" "Third-Party Custody Agreement", "Third-Party Pledged Mortgage Loan", and "Trust Receipt".

        Paragraph 2.04. Section 1.02 of the Existing Credit Agreement is amended by deleting "8.03(c) or 8.04(d)" and replacing it with "or 8.03(c)" in subsection (b) thereof.

        Paragraph 2.05. Section 2.02(c) of the Existing Credit Agreement is amended by deleting clause (iii) therefrom.

        Paragraph 2.06. Section 2.04 of the Existing Credit Agreement is amended by replacing the reference to ".10%" in the first sentence thereof with ".09%" and by replacing "the date hereof' in such sentence with "the Amendment Effective Date".

                  First Amended and Restated Credit Agreement

        Paragraph 2.07. Section 2.09 of the Existing Credit Agreement shall be amended by deleting subsection (b) therefrom and relettering existing subsection "(c)" thereof as subsection "(b)" thereof.

        Paragraph 2.08. Section 4.04 of the Existing Credit Agreement is amended by deleting "or DLJMC" and "or DLJMC Collateral Agent (as the case may be)" from the first sentence thereof.

        Paragraph 2.09. Section 5.06 of the Existing Credit Agreement is amended by adding "or on the Amendment Effective Date" to the end of the first parenthetical phrase in subsection (a)(i) thereof.

        Paragraph 2.10. Section 6.02 of the Existing Credit Facility is amended by deleting Section 6.02(c) in its entirety and replacing it with "[Intentionally Omitted]".

        Paragraph 2.11. Section 6.03 of the Existing Credit Agreement is amended by deleting subsection (b) in its entirety and replacing it with "[Intentionally Omitted]".

        Paragraph 2.12. Section 7.01 of the Existing Credit Agreement is amended by (a) deleting "1996" from the first and last sentences of subsection
(b) and inserting "1997" and (b) deleting "and DLJMC" from subsection (m).

        Paragraph 2.13. Section 7.01 of the Existing Credit Agreement is further amended by changing the heading thereof to read in its entirety, "Representations of DLJ and DLJSC". In addition, Section 7.01 of the Existing Credit Agreement is further amended by adding the following subsection:

                  "(p) Year 2000. Any reprogramming required to permit the proper functioning in and following the year 2000 of (i) such Borrower's computer systems and (ii) any necessary equipment of such Borrower containing embedded microchips (including systems and equipment supplied by any other Person with which such Borrower's systems interface) and the testing of all such systems and equipment as so reprogrammed, will be completed by January 1, 1999. The cost to such Borrower of such reprogramming and testing and the reasonably foreseeable consequences of the year 2000 to such Borrower (including, without limitation, reprogramming errors and failure of the systems or equipment of such other Person) will not result in a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of such Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit such Borrower to conduct its business without Material Adverse Effect."

                  First Amended and Restated Credit Agreement

        Paragraph 2.14. The heading of Section 8.01 of the Existing Credit Agreement is amended to read in its entirety "Covenants of DLJ and DLJSC."

        Paragraph 2.15. Section 7.02 of the Existing Credit Agreement is amended by deleting "or DLJMC" from subsection (b)thereof.

        Paragraph 2.16. Section 7.03 of the Existing Credit Agreement is amended by deleting "1996" from the first and last sentences of subsection (d) and inserting "1997".

        Paragraph 2.17. Section 8.01 of the Existing Credit Agreement is amended by (a) deleting "either DLJMC or" from the second proviso to subsection
(e) thereof and (b) by deleting "and clauses (h), (i) or (j) of Section 9.03 hereof, in the case of DLJMC" from subsection (i) thereof and inserting "and" between "DLJ," and "clauses" in such subsection (i).

        Paragraph 2.18. Section 8.02(a) of the Existing Credit Agreement is amended by replacing the reference to "$1,300,000,000" with "$1,600,000,000," and the reference to "1997" with "1998".

        Paragraph 2.19. Section 8.03(b) of the Existing Credit Agreement is amended by replacing the reference to $750,000,000 with "$900,000,000" and the reference to "1997" with "1998".

        Paragraph 2.20. Section 8.03(c) of the Existing Credit Agreement is amended by deleting "setting forth in each case in comparative form the corresponding consolidated figures as of the end of, and for, the preceding fiscal year," from clause (ii) of such subsection (c).

        Paragraph 2.21. Section 8.04 of the Existing Credit Facility is amended by deleting Section 8.04 in its entirety and replacing it with "[Intentionally Omitted]".

        Paragraph 2.22. Section 9.01(k) of the Existing Credit Agreement is amended to read in its entirety as follows:

                  "(k) DLJ shall cease to own beneficially and of record 100% of the voting stock of DLJSC, or Equitable shall either cease to own beneficially, directly or indirectly, more than 40% of the voting stock of DLJ or cease to hold the largest percentage of the voting stock of DLJ of all holders of the voting stock of DLJ."

        Paragraph 2.23. Section 9.03 of the Existing Credit Facility is amended by deleting Section 9.03 in its entirety and replacing it with "[Intentionally Omitted]".

        Paragraph 2.24. Section 10.01 of the Existing Credit Agreement is amended by deleting "Bankers Trust, as the Collateral Custodian under the BT Security Agreement, LaSalle as the

                  First Amended and Restated Credit Agreement

Collateral Custodian under the LaSalle Security Agreement, and", "and the Tri-Party Custody Agreement, each", "DLJMC Collateral or", "(as the case may be)" and "and (y) BNY may also act as DLJMC Collateral Agent under the DLJMC Security Agreements" from the first sentence thereof.

        Paragraph 2.25 Section 10.03 of the Existing Credit Agreement is amended by deleting "or the DLJMC Collateral Agent" and "or, in the case of the DLJMC Collateral Agent, the failure of DLJMC to maintain at any time the DLJMC Borrowing Base in an amount at least equal to the amount of the DLJMC Secured Obligations at such time" from the first sentence thereof.

        Paragraph 2.26 Section 10.09 of the Existing Credit Agreement is amended by deleting "neither the DLJSC Collateral Agent nor the DLJMC Collateral Agent shall" and inserting "the DLJSC Collateral Agent shall not" and deleting "or 'DLJMC Borrowing Base'" and "and the DLJMC Collateral Agent" therefrom.

        Paragraph 2.27 Section 11.11 of the Existing Credit Agreement is amended by deleting "DLJMC," and "The DLJMC Collateral Agent" therefrom.

        Paragraph 2.28. Annex A to the Existing Credit Agreement is amended by replacing the reference to "$1,000,000,000" under the heading "Maximum Loan" with "$1,650,000,000" and by replacing the reference to "0.350%" under the heading "Applicable Margin" with "0.335%".

        Paragraph 2.29. Annex B to the Existing Credit Agreement is amended by replacing the reference to "$2,000,000,000" under the heading "Maximum Loan" with "$2,750,000,000" and by replacing the reference to "0.30%" under the heading "Applicable Margin" with "0.285%".

        Paragraph 2.30. Annex C to the Existing Credit Agreement is deleted in its entirety.

        Paragraph 2.31. The table of contents of the Existing Credit Agreement is amended by deleting the titles of Schedules III and IV and Exhibits C, E-1, E-2, F-1 and F-2 therefrom and replacing the same in each case with "[Intentionally Omitted]".

                                  ARTICLE III

                         Representations and Warranties

         Each Borrower hereby represents and warrants to the Banks and the Agents as of the date hereof and as of the Amendment Effective Date (as defined in Article I hereof) that:

         (i) no Default has occurred and is continuing; and

                  First Amended and Restated Credit Agreement

                  (ii) each of the representations and warranties of the Borrowers in Section 7 of the Existing Credit Agreement (except that the representations and warranties in Section 7.01(m) thereof shall be updated by the Borrowers as of the Amendment Effective Date pursuant to Schedule 7.01(m) hereto) and in the other Basic Documents are true and correct as of each such date with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                                   ARTICLE IV

                              Conditions Precedent

         The amendments set forth in Article II hereof shall become effective on the date on which the following conditions precedent shall have been satisfied:

        Paragraph 4.01. Execution by All Parties. This First Amended and Restated Credit Agreement shall have been executed and delivered by each of the parties hereto.

        Paragraph 4.02. Resolutions, Etc. The Administrative Agent shall have received from the Borrowers, the following documents, each certified as indicated:

                  (a) a certificate from the Secretary of State of the jurisdiction of its incorporation, dated as of a recent date, listing each amendment to the charter of such Borrower and certifying as to the good standing of such Borrower in such jurisdiction and a copy of each amendment to such charter since the date of the Existing Credit Agreement, certified as of a recent date by the Secretary of State of its jurisdiction of incorporation;

                  (b) a certificate of the Secretary or an Assistant Secretary of each Borrower, dated the Amendment Effective Date and certifying
         (A) that attached thereto is a true and complete copy of the by-laws of such Borrower as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Borrower authorizing the execution, delivery and performance of such of the Basic Documents to which such Borrower is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Borrower has not been amended since the date of the certification thereto furnished pursuant to clause (a) above, and (D) as to the incumbency and specimen signature of each officer of such Borrower executing such of the Basic Documents to which such Borrower is intended to be a party and each other document or notice or other communication to be delivered by such Borrower from time to time in

                  First Amended and Restated Credit Agreement connection therewith and the Administrative Agent and each Bank may conclusively rely on such certificate until it shall have received a further certificate of the Secretary or an Assistant Secretary of such Borrower canceling or amending such prior certificate; and

                  (c) a certificate of another officer of each Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Borrower.

        Paragraph 4.03. Opinion of Counsel. The Administrative Agent shall have received an opinion (with sufficient signed original copies for the Agents and each Bank), dated the Amendment Effective Date and addressed to the Agent and the Banks, from Wilmer, Cutler & Pickering, special New York counsel for the Borrowers, substantially in the form of Exhibit B hereto. The Borrowers hereby instruct such counsel to deliver said opinions to the Administrative Agent and each Bank hereunder.

        Paragraph 4.04. Officer's Certificate. The Administrative Agent shall have received a certificate of a senior officer of each Borrower dated as of the Amendment Effective Date, to the effect set forth in Article III hereto.

        Paragraph 4.05. Other Documents. Such other documents as any Agent or any Bank or special New York counsel to the Agents may reasonably request.

                                   ARTICLE V

                        Amendment to Security Agreement

         Each of the Banks hereby consents to, and authorizes the Collateral Agent to execute and deliver on its behalf, Amendment No. 1 to Master Security Agreement, in the form attached hereto as Exhibit A.

         Each party hereto agrees that, by its signature hereto and without any further action on the part of any other party, each New Bank has become a Lender (as defined in the Security Agreement) and is entitled to the rights and subject to the obligations of a Lender, as set forth in the Security Agreement.

                                   ARTICLE VI

        Paragraph 6.01. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This First Amended and Restated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties

                     First Amended and Restated Credit Agreement hereto may execute this First Amended and Restated Credit Agreement by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This First Amended and Restated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

        Paragraph 6.02. Termination of DLJ Mortgage Capital Commitments. DLJMC acknowledges by its signature below that as of the date hereof, the Existing Banks' Commitments to DLJMC under the Existing Credit Agreement shall be terminated and from and after the date hereof, DLJMC shall no longer be a "Borrower" under the Credit Agreement.

                  First Amended and Restated Credit Agreement

   IN WITNESS WHEREOF, the parties hereto have caused this First Amended and Restated Credit Agreement to be duly executed as of the day and year first above written.

                                          DONALDSON, LUFKIN & JENRETTE, INC.

                                          By /s/ Charles J. Hendrickson
                                           ------------------------------------
                                          Name: CHARLES J. HENDRICKSON
                                          Title: SENIOR VICE
                                          PRESIDENT/TREASURER

                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                          By  /s/
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANKS

                                          THE CHASE MANHATTAN BANK

                                          By /s/ A. Hickmann
                                           ------------------------------------
                                          Name: A. Hickmann
                                          Title: VP

                                          THE BANK OF NEW YORK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE FIRST NATIONAL BANK OF CHICAGO

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANK OF AMERICA NT & SA

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANKS

                                          THE CHASE MANHATTAN BANK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK

                                          By /s/ Mark T. Rogers
                                           ------------------------------------
                                          Name: Mark T. Rogers
                                          Title: Vice President

                                          THE FIRST NATIONAL BANK OF CHICAGO

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANK OF AMERICA NT & SA

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANKS

                                          THE CHASE MANHATTAN BANK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE FIRST NATIONAL BANK OF CHICAGO

                                          By /s/ Denise de Diego
                                           ------------------------------------
                                          Name: Denise de Diego
                                          Title: Vice President

                                          BANK OF AMERICA NT & SA

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANKS

                                          THE CHASE MANHATTAN BANK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE FIRST NATIONAL BANK OF CHICAGO

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANK OF AMERICA NT & SA

                                          By /s/ Robert A. Jennings
                                           ------------------------------------
                                          Name: ROBERT A. JENNINGS
                                          Title: MANAGING DIRECTOR

                 First Amended and Restated Credit Agreement

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By /s/ Sebastian Rocco
                                           ------------------------------------
                                          Name: Sebastian Rocco
                                          Title: Senior Vice President

                                          SOCIETE GENERALE, NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANQUE PARIBAS LONDON

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CITIBANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          SOCIETE GENERALE, NEW YORK BRANCH

                                          By /s/ Charles Fischer
                                           ------------------------------------
                                          Name: CHARLES FISCHER
                                          Title: VICE PRESIDENT

                                          BANQUE PARIBAS LONDON

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CITIBANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          SOCIETE GENERALE, NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANQUE PARIBAS LONDON

                                          By /s/ Christina Feicht
                                           ------------------------------------
                                          Name: CHRISTINA FEICHT
                                          Title:

                                          By /s/ Jane Lillie
                                           ------------------------------------
                                          Name: JANE LILLIE
                                          Title:

                                          CITIBANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          SOCIETE GENERALE, NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANQUE PARIBAS LONDON

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CITIBANK, N.A.

                                          By /s/ Michael Mauerstein
                                           ------------------------------------
                                          Name: MICHAEL MAUERSTEIN
                                          Title: Managing Director

                 First Amended and Restated Credit Agreement

                                          NATIONSBANK, N.A.

                                          By /s/ Ken Ricciardi
                                           ------------------------------------
                                          Name: Ken Ricciardi
                                          Title: Senior Vice President

                                          ROYAL BANK OF CANADA

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          UNION BANK OF SWITZERLAND, NEW YORK
                                          BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          NATIONSBANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          ROYAL BANK OF CANADA

                                          By Joanne Ciciro
                                           ------------------------------------
                                          Name: Joanne Ciciro
                                          Title: Senior Manager

                                          UNION BANK OF SWITZERLAND, NEW YORK
                                          BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          NATIONSBANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          ROYAL BANK OF CANADA

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          UNION BANK OF SWITZERLAND, NEW YORK
                                          BRANCH

                                          By Charles Griggs
                                           ------------------------------------
                                          Name: Charles Griggs
                                          Title: Director

                                          By Virginia M. Loebel
                                           ------------------------------------
                                          Name: Virginia M. Loebel
                                          Title: Managing Director

                 First Amended and Restated Credit Agreement

                                          BANQUE NATIONALE DE PARIS

                                          By /s/ Riva L. Howard
                                           ------------------------------------
                                          Name: Rivia L. Howard
                                          Title: Vice President

                                          By /s/ William Shaheen
                                           ------------------------------------
                                          Name: William Shaheen
                                          Title: Vice President

                                          BANCO SANTANDER

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANK OF TOKYO-MITSUBISHI TRUST CO.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANQUE NATIONALE DE PARIS

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANCO SANTANDER, S.A., NEW YORK
                                          BRANCH

                                          By /s/ Robert E. Schlegel
                                           ------------------------------------
                                          Name: Rober E. Schlegel
                                          Title: Vice President
                                                 Manager--Corporate Bank
                                                 Banco Santander

                                          By /s/ Jorge Saavedra
                                           ------------------------------------
                                          Name: Jorge Saavedra
                                          Title: Vice President
                                                 Banco Santander

                                          BANK OF TOKYO-MITSUBISHI TRUST CO.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANQUE NATIONALE DE PARIS

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANCO SANTANDER

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANK OF TOKYO-MITSUBISHI TRUST CO.

                                          By /s/ David H. Place
                                           ------------------------------------
                                          Name: David H. Place
                                          Title: Vice President

                 First Amended and Restated Credit Agreement

                                          DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLANDS BRANCH

                                          By /s/ Peter J. Bassler
                                           ------------------------------------
                                          Name: Peter J. Bassler
                                          Title: Vice President

                                          By /s/ Jonathan B.P. Mendes
                                           ------------------------------------
                                          Name: Jonathan B.P. Mendes
                                          Title: Vice President

                                          FLEET NATIONAL BANK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          LLOYDS BANK Plc

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLANDS BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          FLEET NATIONAL BANK

                                          By /s/ Kenneth G. Ahrens
                                           ------------------------------------
                                          Name: Kenneth G. Ahrens
                                          Title: Senior Vice President

                                          LLOYDS BANK Plc

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLANDS BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          FLEET NATIONAL BANK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          LLOYDS BANK PLC

                                          By /s/ Michal J. Gilligan
                                           ------------------------------------
                                          Name: Michael J. Gilligan
                                          Title: Director, Financial
                                                 Institutions, USA
                                                 G311

                                          By /s/ Paul D. Briamonte
                                           ------------------------------------
                                          Name: Paul D. Briamonte
                                          Title: Director, Acquisition &
                                                 Project Finance, USA
                                                 B374

                 First Amended and Restated Credit Agreement

                                          MELLON BANK, N.A.

                                          By /s/ Robert E. Richardson
                                           ------------------------------------
                                          Name: Robert E. Richardson
                                          Title: Vice President

                                          THE SUMITOMO BANK, LIMITED, NEW
                                          YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BARCLAYS BANK PLC

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          COMMERZBANK AKTIENGESELLSCHAFT,
                                          NY BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          MELLON BANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE SUMITOMO BANK, LIMITED, NEW
                                          YORK BRANCH

                                          By /s/ John C. Kissinger
                                           ------------------------------------
                                          Name: John C. Kissinger
                                          Title: Joint General Manager

                                          BARCLAYS BANK PLC

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          COMMERZBANK AKTIENGESELLSCHAFT,
                                          NY BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          MELLON BANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE SUMITOMO BANK, LIMITED, NEW
                                          YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BARCLAYS BANK PLC

                                          By /s/ Karen M. Wagner
                                           ------------------------------------
                                          Name: Karen M. Wagner
                                          Title: Associate Director

                                          COMMERZBANK AKTIENGESELLSCHAFT,
                                          NY BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          MELLON BANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE SUMITOMO BANK, LIMITED, NEW
                                          YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BARCLAYS BANK PLC

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          COMMERZBANK AKTIENGESELLSCHAFT,
                                          NY BRANCH

                                          By /s/ William M. Earley
                                           ------------------------------------
                                          Name: William M. Earley
                                          Title: Vice President

                                          By /s/ Joseph J. Hayes
                                           ------------------------------------
                                          Name:  Joseph J. Hayes
                                          Title: Assistant Vice President

                 First Amended and Restated Credit Agreement

                                          COMPAGNIE FINANCIERE DE CIC ET DE
                                          L'UNION EUROPEENNE

                                          By /s/ Martha Skidmore
                                           ------------------------------------
                                          Name: Martha Skidmore
                                          Title: Vice President

                                          By /s/ Eric Longuet
                                           ------------------------------------
                                          Name: Eric Longuet
                                          Title: Vice President

                                          CREDITO ITALIANO

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          DEN DANSKE BANK AKTIESELSKAB,
                                          CAYMAN ISLANDS BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          COMPAGNIE FINANCIERE DE CIC ET DE
                                          L'UNION EUROPEENNE

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CREDITO ITALIANO

                                          By /s/ Harmon P. Butler
                                           ------------------------------------
                                          Name: Harmon P. Butler
                                          Title: F.V.P. & Deputy Manager

                                          By /s/ Gianfranco Bisagni
                                           ------------------------------------
                                          Name: Gianfranco Bisagni
                                          Title: First Vice President

                                          DEN DANSKE BANK AKTIESELSKAB,
                                          CAYMAN ISLANDS BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          COMPAGNIE FINANCIERE DE CIC ET DE
                                          L'UNION EUROPEENNE

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CREDITO ITALIANO

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          DEN DANSKE BANK AKTIESELSKAB,
                                          CAYMAN ISLANDS BRANCH

                                          By /s/ Henrik Ibsen
                                           ------------------------------------
                                          Name: Henrik Ibsen
                                          Title: Vice President

                                          By /s/ Sonia Kataria
                                           ------------------------------------
                                          Name: Sonia Kataria
                                          Title: Vice President

                 First Amended and Restated Credit Agreement

                                          KREDIETBANK N.V.

                                          By /s/ Patrick J. Owens
                                           ------------------------------------
                                          Name: Patrick J. Owens
                                          Title: Vice President

                                          By /s/ Robert Snauffer
                                           ------------------------------------
                                          Name: Robert Snauffer
                                          Title: Vice President

                                          NATIONAL AUSTRALIA BANK LIMITED
                                          A.C.N. 004044937

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE TORONTO DOMINION (TEXAS), INC.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          KREDIETBANK N.V.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          NATIONAL AUSTRALIA BANK LIMITED
                                          A.C.N. 004044937

                                          By /s/ Thomas R. Chiego
                                           ------------------------------------
                                          Name: Thomas R. Chiego
                                          Title: Vice President

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE TORONTO DOMINION (TEXAS), INC.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          KREDIETBANK N.V.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          NATIONAL AUSTRALIA BANK LIMITED
                                          A.C.N. 004044937

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By /s/ Donald Davis
                                           ------------------------------------
                                          Name: Donald Davis
                                          Title:

                                          THE TORONTO DOMINION (TEXAS), INC.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          KREDIETBANK N.V.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          NATIONAL AUSTRALIA BANK LIMITED
                                          A.C.N. 004044937

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE TORONTO DOMINION (TEXAS), INC.

                                          By /s/ Jimmy Simien
                                           ------------------------------------
                                          Name: Jimmy Simien
                                          Title: Vice President

                 First Amended and Restated Credit Agreement

                                          WELLS FARGO BANK, N.A.

                                          By /s/ David B. Hollingsworth
                                           ------------------------------------
                                          Name: David B. Hollingsworth
                                          Title: Vice President

                                          By /s/ Rachel Uyama
                                           ------------------------------------
                                          Name: Rachel Uyama
                                          Title: Assistant Vice President

                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          REPUBLIC NATIONAL BANK OF NEW YORK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          WELLS FARGO BANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH

                                          By /s/ Raymond K. Miller
                                           ------------------------------------
                                          Name: Raymond K. Miller
                                          Title: Vice President

                                          By /s/ Vincent J. Portella
                                           ------------------------------------
                                          Name: Vincent J. Portella
                                          Title: Managing Director

                                          REPUBLIC NATIONAL BANK OF NEW YORK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          WELLS FARGO BANK, N.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          REPUBLIC NATIONAL BANK OF NEW YORK

                                          By /s/ James Powers
                                           ------------------------------------
                                          Name: James Powers
                                          Title: Senior Vice President

                                          By /s/ Paul M. Lopez
                                           ------------------------------------
                                          Name: Paul M. Lopez
                                          Title: FVP

                 First Amended and Restated Credit Agreement

                                          BANQUE NATIONALE DE PARIS S.A.
                                          DUBLIN BRANCH

                                          By /s/ Kevin Farnan
                                           ------------------------------------
                                          Name: Kevin Farnan
                                          Title: Head of Credit Department

                                          By /s/ Maud Moreau
                                           ------------------------------------
                                          Name: Maud Moreau
                                          Title: Assistant General Manager

                                          BANCO DI NAPOLI S.P.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANKERS TRUST COMPANY

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANQUE NATIONALE DE PARIS S.A.
                                          DUBLIN BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANCO DI NAPOLI S.P.A.

                                          By /s/ Vito Spada
                                           ------------------------------------
                                          Name: Vito Spada
                                          Title: Executive Vice President

                                          By /s/ Claude P. Mapes
                                           ------------------------------------
                                          Name: Claude P. Mapes
                                          Title: First Vice President

                                          BANKERS TRUST COMPANY

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BANQUE NATIONALE DE PARIS S.A.
                                          DUBLIN BRANCH

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANCO DI NAPOLI S.P.A.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANKERS TRUST COMPANY

                                          By /s/ Robert P. Tinari
                                           ------------------------------------
                                          Name: Robert P. Tinari
                                          Title: Managing Director

                 First Amended and Restated Credit Agreement

                                          BBL INTERNATIONAL (U.K.)
                                          LIMITED

                                          By /s/ G.A. Michael
                                           ------------------------------------
                                          Name: G.A. Michael
                                          Title: Authorised Signatory

                                          By /s/ C.F. Wright
                                           ------------------------------------
                                          Name: C.F. Wright
                                          Title: Authorised Signatory

                                          CIBC Inc.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE NORTHERN TRUST COMPANY

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE SAKURA BANK, LIMITED

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BBL INTERNATIONAL (U.K.)
                                          LIMITED

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CIBC Inc.

                                          By /s/ Gerald Girardi
                                           ------------------------------------
                                          Name: Gerald Girardi
                                          Title: Executive Director
                                                 CIBC  Oppenheimer Corp., As
                                                 Agent

                                          THE NORTHERN TRUST COMPANY

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE SAKURA BANK, LIMITED

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BBL INTERNATIONAL (U.K.)
                                          LIMITED

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CIBC Inc.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE NORTHERN TRUST COMPANY

                                          By /s/ Michelle D. Griffin
                                           ------------------------------------
                                          Name: Michelle D. Griffin
                                          Title: Vice President

                                          THE SAKURA BANK, LIMITED

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          BBL INTERNATIONAL (U.K.)
                                          LIMITED

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          CIBC Inc.

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE NORTHERN TRUST COMPANY

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE SAKURA BANK, LIMITED

                                          By /s/ Yasumasa Kikuchi
                                           ------------------------------------
                                          Name: Yasumasa Kikuchi
                                          Title: Senior Vice President

                 First Amended and Restated Credit Agreement

                                          STANDARD CHARTERED BANK

                                          By /s/ Robert L. Gilbert
                                           ------------------------------------
                                          Name: Robert L. Gilbert
                                          Title: Vice President

                                          By /s/ Paul S. Knox
                                           ------------------------------------
                                          Name: Paul S. Knox
                                          Title: Regional Executive

                                          SVENSKA HANDELSBANKEN

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANK OF MONTREAL IRELAND PLC

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          STANDARD CHARTERED BANK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          SVENSKA HANDELSBANKEN

                                          By /s/ Geoffrey Walker
                                           ------------------------------------
                                          Name: Geoffrey Walker
                                          Title: Senior Vice President

                                          By /s/ Robert H. Bollinger
                                           ------------------------------------
                                          Name: Robert H. Bollinger
                                          Title: Vice President

                                          BANK OF MONTREAL IRELAND PLC

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          STANDARD CHARTERED BANK

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          SVENSKA HANDELSBANKEN

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          BANK OF MONTREAL

                                          By /s/ Leon H. Sinclair
                                           ------------------------------------
                                          Name: Leon H. Sinclair
                                          Title: Director

                 First Amended and Restated Credit Agreement

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                           as DLJSC Collateral Agent,
                                           Documentation Agent and Payment
                                           Agent

                                          By /s/ Denise de Diego
                                           ------------------------------------
                                          Name: Denise de Diego
                                          Title: Vice President

                                          THE BANK OF NEW YORK
                                           as Administrative Agent and
                                           Payment Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          DONALDSON, LUFKIN & JENRETTE
                                           SECURITIES CORPORATION,
                                           as Syndication Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE CHASE MANHATTAN BANK,
                                           as Syndication Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                           as DLJSC Collateral Agent,
                                           Documentation Agent and Payment
                                           Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK
                                           as Administrative Agent and
                                           Payment Agent

                                          By /s/ Mark T. Rogers
                                           ------------------------------------
                                          Name: Mark T. Rogers
                                          Title: Vice President

                                          DONALDSON, LUFKIN & JENRETTE
                                           SECURITIES CORPORATION,
                                           as Syndication Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE CHASE MANHATTAN BANK,
                                           as Syndication Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                           as DLJSC Collateral Agent,
                                           Documentation Agent and Payment
                                           Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK
                                           as Administrative Agent and
                                           Payment Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          DONALDSON, LUFKIN & JENRETTE
                                           SECURITIES CORPORATION,
                                           as Syndication Agent

                                          By /s/ William M. Temai
                                           ------------------------------------
                                          Name: William M. Temai
                                          Title: SVP

                                          THE CHASE MANHATTAN BANK,
                                           as Syndication Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                 First Amended and Restated Credit Agreement

                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                           as DLJSC Collateral Agent,
                                           Documentation Agent and Payment
                                           Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK
                                           as Administrative Agent and
                                           Payment Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          DONALDSON, LUFKIN & JENRETTE
                                           SECURITIES CORPORATION,
                                           as Syndication Agent

                                          By
                                           ------------------------------------
                                          Name:
                                          Title:

                                          THE CHASE MANHATTAN BANK,
                                           as Syndication Agent

                                          By /s/ A. Hickmann
                                           ------------------------------------
                                          Name: A. Hickmann
                                          Title: VP

                 First Amended and Restated Credit Agreement

               THE FOREGOING IS HEREBY ACKNOWLEDGED AND AGREED

                                          DLJ MORTGAGE CAPITAL, INC.

                                          By /s/ N. Dante Hora
                                           ------------------------------------
                                          Name: N. Dante Hora
                                          Title:

                 First Amended and Restated Credit Agreement

                                                                      APPENDIX I


                                  COMMITMENTS
                                  -----------

                                       MAXIMUM
                                       AGGREGATE       DLJ            DLJSC
BANK                                   COMMITMENT       COMMITMENT    COMMITMENT
----                                   ----------       ----------    ----------
The Chase Manhattan Bank               150,000,000     90,000,000     150,000,000
The Bank Of New York                   150,000,000     90,000,000     150,000,000
The First National Bank of Chicago     150,000,000     90,000,000     150,000,000
Bank of America NT & SA                125,000,000     75,000,000     125,000,000
Credit Lyonnais, New York Branch       125,000,000     75,000,000     125,000,000
Societe Generale, New York Branch      125,000,000     75,000,000     125,000,000
Banque Paribas London                  100,000,000     60,000,000     100,000,000
Citibank, N.A.                         100,000,000     60,000,000     100,000,000
Nationsbank, N.A. (South)              100,000,000     60,000,000     100,000,000
Royal Bank Of Canada                   100,000,000     60,000,000     100,000,000
Union Bank Of Switzerland,
 New York Branch                       100,000,000     60,000,000     100,000,000
Banque Nationale De Paris               90,000,000      54,000,000     90,000,000
Banco Santander                         70,000,000      42,000,000     70,000,000
Bank Of Tokyo-Mitsubishi Trust Co.      70,000,000      42,000,000     70,000,000

                  First Amended and Restated Credit Agreement
                  -------------------------------------------

                                             MAXIMUM
                                             AGGREGATE          DLJ                DLJSC
BANK                                         COMMITMENT         COMMITMENT         COMMITMENT
----                                         ----------         ----------         ----------
Westdeutsche Landesbank Girozentrale,
 New York Branch                             50,000,000         30,000,000         50,000,000
Republic National Bank of New York           45,000,000         27,000,000         45,000,000
Banque Nationale de Paris S.A.
 Dublin Branch                               35,000,000         21,000,000         35,000,000
Banco Di Napoli S.P.A.                       25,000,000         15,000,000         25,000,000
Bankers Trust Company                        25,000,000         15,000,000         25,000,000
BBL International (U.K.) Limited             25,000,000         15,000,000         25,000,000
CIBC Inc.                                    25,000,000         15,000,000         25,000,000
The Northern Trust Company                   25,000,000         15,000,000         25,000,000
The Sakura Bank, Limited                     25,000,000         15,000,000         25,000,000
Standard Chartered Bank                      25,000,000         15,000,000         25,000,000
Svenska Handelsbanken                        25,000,000         15,000,000         25,000,000
Bank of Montreal Ireland Plc                 15,000,000          9,000,000         15,000,000
                                             ----------         ----------         ----------
TOTAL:                                    2,750,000,000      1,650,000,000      2,750,000,000

                  First Amended and Restated Credit Agreement
                  -------------------------------------------

                                                                      EXHIBIT A

                  AMENDMENT NO. 1 TO MASTER SECURITY AGREEMENT

         AMENDMENT NO. 1 TO MASTER SECURITY AGREEMENT dated as of May 29, 1998, between DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") and THE FIRST NATIONAL BANK OF CHICAGO, as collateral agent for the Lenders (as defined in the Security Agreement referred to below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

         WHEREAS, the Borrowers, certain lenders (the "Banks"), THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent") and the Collateral Agent are parties to the First Amended and Restated Credit Agreement dated as of May 29, 1998 (as amended and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans) by said Banks to the Company in an aggregate principal amount not exceeding $2,750,000,000;

         WHEREAS, the Company, the Banks, the Administrative Agent and the Collateral Agent are parties to a Master Security Agreement dated as of May 30, 1997 (as amended and supplemented and in effect from time to time, the "Security Agreement"), providing security for the payment of the Extensions of Credit and the other Secured Obligations (as such terms are defined in the Security Agreement); and

         WHEREAS, the Company, the Banks, the Administrative Agent and the Collateral Agent wish to amend the Security Agreement in certain other respects,

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Paragraph 1. Definitions. Except as otherwise defined in this Amendment No. 1 to Master Security Agreement, terms defined in the Security Agreement are used herein as defined therein.

         Paragraph 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Paragraph 4 below, the Security Agreement shall be amended as follows:

         (a) Section 1 of the Security Agreement shall be amended by replacing the definition of "Credit Agreement" with the following definition:

              "Credit Agreement" means the First Amended and Restated Credit Agreement dated as May 29, 1998, among Donaldson, Lufkin & Jenrette, Inc., the Company, certain Lenders, First Chicago, as the DLJSC Collateral Agent, a Payment Agent and the

         Documentation Agent, The Bank of New York, as the Administrative Agent and a Payment Agent, and The Chase Manhattan Bank and the Company, as Syndication Agents, as amended, supplemented or otherwise modified from time to time."

         (b) Section 1 of the Security Agreement shall be further amended by amending the definition of "Customers Securities Collateral Pool" therein as follows: (i) the reference to "$250,000,000" in clause (b) of such definition shall be replaced with "$345,000,000"; (ii) the reference to "$75,000,000" in clause (c) of such definition shall be replaced with "$86,000,000"; (iii) the reference to "$1,000,000,000" in clause (d) of such definition shall be replaced with $1,375,000,000"; (iv) the reference to "$700,000,000" in clause
(e) of such definition shall be replaced with "$900,000,000"; (v) the reference to $200,000,000" in clause (f) of such definition shall be replaced with "$345,000,000"; and (vi) the reference to "$75,000,000" in clause (g) of such definition shall be replaced with "$137,500,000".

         (c) Section 1 of the Security Agreement shall be further amended by amending the definition of "Firm Securities Collateral Pool" therein as follows: (i) the reference to "$250,000,000," in clause (b) of such definition shall be replaced with "$345,000,000"; (ii) the reference to "$75,000,000" in clause (c) of such definition shall be replaced with "$86,000,000"; (iii) the reference to "$1,000,000,000" in clause (d) of such definition shall be replaced with "$1,375,000,000"; (iv) the reference to "$700,000,000" in clause
(e) of such definition shall be replaced with "$900,000,000"; (v) the reference to "$200,000,000" in clause (f) of such definition shall be replaced with "$345,000,000"; and (vi) the reference to "$75,000,000" in clause (g) of such definition shall be replaced with "$137,500,000".

         Paragraph 3. Representations and Warranties. The Company represents and warrants to the Collateral Agent that the representations and warranties set forth in Section 2 of the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof after giving effect to this Amendment No. 1 to Master Security Agreement and as if each reference in said
Section 2 to "this Agreement" included reference to this Amendment No. 1 to Master Security Agreement.

         Paragraph 4. Conditions Precedent. The amendments to the Security Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the conditions precedent that this Amendment No. 1 to Master Security Agreement shall have been executed and delivered by each of the parties listed on the signature pages hereto and that the Amended and Restated Credit Agreement shall have become effective in accordance with its terms.

         Paragraph 5. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 to Master Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 to Master Security Agreement by signing any such counterpart. This

Amendment No. 1 to Master Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 Master Security Agreement to be duly executed and delivered as of the day and year first above written.

                                       DONALDSON, LUFKIN & JENRETTE
                                         SECURITIES CORPORATION

                                       By
                                         -------------------------------------
                                         Title:



                                       THE FIRST NATIONAL BANK
                                         OF CHICAGO, as Collateral Agent

                                       By
                                         -------------------------------------
                                         Title:

                                                                      EXHIBIT B

                                  May 29, 1998

To the Banks party to the Credit Agreement referred to below; Chase Securities Inc., as Arranger; The Chase Manhattan Bank, as Syndication Agent; Donaldson Lufkin & Jenrette Securities Corporation in its capacity as Syndication Agent; The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and Payment Agent; and The Bank of New York, as Administrative Agent and Payment Agent.

Ladies and Gentlemen:

   We have acted as special counsel to Donaldson Lufkin & Jenrette, Inc., ("DLJ") and Donaldson Lufkin & Jenrette Securities Corporation ("DLJSC") (each a "Borrower" and collectively the "Borrowers") in connection with the First Amended and Restated Credit Agreement dated as of May 29, 1998, (the "Credit Agreement") among DLJ; DLJSC; the Banks party thereto; Chase Securities Inc., as Arranger; DLJSC and The Chase Manhattan Bank, as Syndication Agents; The Bank of New York, as Administrative Agent; and The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and Payment Agent. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

   This opinion is being delivered pursuant to Paragraph 4.03 of the Credit Agreement.

   In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

   (a)     the Credit Agreement;

   (b)     the Notes;

   (c) the Master Security Agreement dated as of May 30, 1997, as amended by Amendment No. 1 to Master Security Agreement dated as of May 29, 1998, each among DLJSC, the Banks, The First National Bank of Chicago as DLJSC Collateral Agent and the Bank of New York as Administrative Agent; and

   (d) such corporate records of the Borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.

The agreements and instruments referred to in the foregoing lettered clauses
(a), (b), and (c) are collectively referred to as the "Credit Documents".

   In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. As to factual matters relevant to this opinion, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Borrowers.

   In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Borrowers):

   (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

   (ii) all signatories to such documents have been duly authorized; and

   (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

   Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

   1. Each of the Credit Documents constitutes the legal, valid and binding obligation of each Borrower party to such Credit Document, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

   2. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America is required on the part of any Borrower for the execution, delivery or performance by such Borrower of any of the Credit Documents or for the borrowings by such Borrower under the Credit Agreement or the granting of a security interest in the collateral (as defined in the Security Agreement) pursuant to the Security Agreement.

   3. The execution, delivery and performance by each Borrower of, and the consummation by such Borrower of the transactions contemplated by, the Credit Documents do not and will not violate any applicable law, rule or regulation.

   The foregoing opinions are subject to the following comments and qualifications:

     (A) The enforceability of the second paragraph of Section 11.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by laws rendering unenforceable (i) indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) the release of a party from, or the indemnification of a party against, liability for its own wrongful or negligent acts under certain circumstances.

    (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

    (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of New York) that limit the interest, fees or other charges such Bank may impose, (ii)
Section 4.07(c) of the Credit Agreement, (iii) the second sentence of Section
11.10 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit documents, and (iv) the waiver of inconvenient forum set forth in Section 11.10 of the Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York and the waiver in the antepenultimate sentence of said Section 11.10.

    (D) We wish to point out that the obligations of DLJSC, and the rights and remedies of the Lenders (as defined in the Security Agreement), under the Security Agreement may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Lenders by the Security Agreement, subject to the economic consequences of any delay which may result from applicable law, rules, or judicial process.

The foregoing opinions are limited to the Federal laws of the United States of America, the General Corporation Law of the State of Delaware, the law of the State of New York and the law of the District of Columbia, and we do not express any opinion as to the laws of any other jurisdiction. We disclaim any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention, or any changes in laws which may hereafter occur.

   At the request of our clients, this opinion letter is, pursuant to Paragraph
4.03 of the Credit Agreement Amendment, provided to you by us in our capacity as special counsel to the Borrowers and may not be relied upon by any Person other than you and your respective successors and assigns and then only in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                          Very truly yours,
                                          WILMER, CUTLER & PICKERING
                                          By:
                                              Russell J. Bruemmer
                                              a partner

                  AMENDMENT NO.1 TO MASTER SECURITY AGREEMENT

         AMENDMENT NO.1 TO MASTER SECURITY AGREEMENT dated as of May 29, 1998, between DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") and THE FIRST NATIONAL BANK OF CHICAGO, as collateral agent for the Lenders (as defined in the Security Agreement referred to below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

         WHEREAS, the Borrowers, certain lenders (the "Banks"), THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent") and the Collateral Agent are parties to the First Amended and Restated Credit Agreement dated as of May 29, 1998 (as amended and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans) by said Banks to the Company in an aggregate principal amount not exceeding $2,750,000,000;

         WHEREAS, the Company, the Banks, the Administrative Agent and the Collateral Agent are parties to an Master Security Agreement dated as of May 30, 1997 (as amended and supplemented and in effect from time to time, the "Security Agreement"), providing security for the payment of the Extensions of Credit and the other Secured Obligations (as such terms are defined in the Security Agreement); and

         WHEREAS, the Company, the Banks, the Administrative Agent and the Collateral Agent wish to amend the Security Agreement in certain other respects,

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Paragraph 1. Definitions. Except as otherwise defined in this Amendment No. 1 to Master Security Agreement, terms defined in the Security Agreement are used herein as defined therein.

         Paragraph 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Paragraph 4 below, the Security Agreement shall be amended as follows:

         (a) Section 1 of the Security Agreement shall be amended by replacing the definition of "Credit Agreement" with the following definition:

                  "Credit Agreement" means the First Amended and Restated Credit Agreement dated as May 29, 1998, among Donaldson, Lufkin & Jenrette, Inc., the Company, certain Lenders, First Chicago, as the DLJSC Collateral Agent, a Payment Agent and the

         Documentation Agent, The Bank of New York, as the Administrative Agent and a Payment Agent, and The Chase Manhattan Bank and the Company, as Syndication Agents, as amended, supplemented or otherwise modified from time to time."

         (b) Section 1 of the Security Agreement shall be further amended by amending the definition of "Customers Securities Collateral Pool" therein as follows: (i) the reference to "$250,000,000" in clause (b) of such definition shall be replaced with "$345,000,000"; (ii) the reference to "$75,000,000" in clause (c) of such definition shall be replaced with "$86,000,000"; (iii) the reference to "$1,000,000,000" in clause (d) of such definition shall be replaced with "$1,375,000,000"; (iv) the reference to "$700,000,000" in clause
(e) of such definition shall be replaced with "$900,000,000"; (v) the reference to "$200,000,000" in clause (f) of such definition shall be replaced with "$345,000,000"; and (vi) the reference to "$75,000,000" in clause (g) of such definition shall be replaced with "$137,500,000".

         (c) Section 1 of the Security Agreement shall be further amended by amending the definition of "Firm Securities Collateral Pool" therein as follows: (i) the reference to "$250,000,000" in clause (b)of such definition shall be replaced with "$345,000,000"; (ii) the reference to "$75,000,000" in clause (c) of such definition shall be replaced with "$86,000,000"; (iii) the reference to "$1,000,000,000" in clause (d) of such definition shall be replaced with "$1,375,000,000"; (iv) the reference to "$700,000,000" in clause
(e) of such definition shall be replaced with "$900,000,000"; (v) the reference to "$200,000,000" in clause (f) of such definition shall be replaced with "$345,000,000"; and (vi) the reference to "$75,000,000" in clause (g) of such definition shall be replaced with "$137,500,000".

         Paragraph 3. Representations and Warranties. The Company represents and warrants to the Collateral Agent that the representations and warranties set forth in Section 2 of the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof after giving effect to this Amendment No. 1 to Master Security Agreement and as if each reference in said
Section 2 to "this Agreement" included reference to this Amendment No. 1 to Master Security Agreement.

         Paragraph 4. Conditions Precedent. The amendments to the Security Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the conditions precedent that this Amendment No. 1 to Master Security Agreement shall have been executed and delivered by each of the parties listed on the signature pages hereto and that the Amended and Restated Credit Agreement shall have become effective in accordance with its terms.

         Paragraph 5. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 to Master Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 to Master Security Agreement by signing any such counterpart. This

Amendment No. 1 to Master Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 Master Security Agreement to be duly executed and delivered as of the day and year first above written.

                                        DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION


                                        By /s/ Charles J. Hendrickson
                                          -----------------------------------
                                          TITLE: CHARLES J. HENDRICKSON
                                             SENIOR VICE PRESIDENT/TREASURER


                                       THE FIRST NATIONAL BANK
                                         OF CHICAGO, as Collateral Agent

                                       By
                                         ------------------------------------
                                         Title:

Amendment No. 1 to Master Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 Master Security Agreement to be duly executed and delivered as of the day and year first above written.

                                        DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION


                                        By
                                          -----------------------------------
                                          TITLE:



                                       THE FIRST NATIONAL BANK
                                         OF CHICAGO, as Collateral Agent

                                       By /s/
                                         ------------------------------------
                                         Title: Vice President